Partners First Credit Card Master Trust
                            Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                               31
         Beginning Principal Receivables Balance                                                          1,671,742,959.61
         Beginning Special Funding Account Balance                                                                    0.00
         Beginning Principal Receivables + SFA Balance                                                    1,671,742,959.61
         Beginning Finance Charge Receivables                                                                52,112,619.80
         Beginning Total Receivables                                                                      1,723,855,579.41
         Special Funding Account Earnings                                                                             0.00
         Finance Charge Collections                                                                          25,802,579.50
         Interchange Collections                                                                              1,858,665.87
         Collection Account Investment Proceeds                                                                       0.00
         Recoveries treated as Finance Charge Collections                                                             0.00
         Total Finance Charge Receivables Collections                                                        27,661,245.37
         Principal Receivables Collections                                                                  172,310,444.58
         Recoveries treated as Principal Collections                                                            747,872.68
         Total Principal Receivables Collections                                                            173,058,317.26
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                           11.49%
         Defaulted Amount (Net of Recoveries)                                                                12,185,698.32
         Additional Defaults due to change in charge-off policy                                                 549,094.37
         Annualized Default Rate                                                                                     9.14%
         Trust Portfolio Yield                                                                                      19.86%
         New Principal Receivables                                                                          140,373,161.65
         Aggregate Account Addition or Removal (Y/N)?                                                                    n
         Date of Addition/Removal                                                                                      n/a
         Principal Receivables at the end of the day of Addition/Removal                                               n/a
         SFA Balance at the end of the day of Addition/Removal                                                        0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                 n/a
         Ending Principal Receivables Balance                                                             1,626,009,048.40
         Ending Special Funding Account (SFA) Balance                                                                 0.00
         Ending Principal Receivables + SFA Balance                                                       1,626,009,048.40
         Ending Finance Charge Receivables                                                                   50,963,000.59
         Ending Total Receivables                                                                         1,676,972,049.00
         Required Minimum Principal Balance                                                               1,605,000,000.00

                    Partners First Credit Card Master Trust
                            Monthly Trust Activity

B. Series Allocations
                                                             Total                  1998-2                  1998-3
         Group                                                                         1                      1
         Class A Beginning Invested Amount                                           528,000,000.00         528,000,000.00
         Class B Beginning Invested Amount                                           113,000,000.00         113,000,000.00
         Collateral Beginning Invested Amount                                         67,000,000.00          67,000,000.00
         Class D Beginning Invested Amount                                            42,000,000.00          42,000,000.00
         Total Beginning Invested Amount                   1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                          105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount               1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                               100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                  13,830,622.69          13,830,622.69
         Series Allocable Principal Collections                                       86,529,158.63          86,529,158.63
         Series Allocable Defaulted Amounts                                            6,092,849.16           6,092,849.16
         Series Allocable Addt'l Defaults due to change in charge-off policy             274,547.18             274,547.18
         Series Allocable Servicing Fee                                                1,250,000.00           1,250,000.00
         In Revolving Period?                                                                     Y                      Y
         Available for Principal Sharing Series              167,016,602.52           83,059,708.09          83,956,894.43
         Principal Shortfall                                           0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                    0.00                    0.00                   0.00
         Available for Excess Allocation Series                        0.00                    0.00                   0.00
         Finance Charge Shortfall                             13,309,800.32           10,027,400.16           3,282,400.17
         Allocation of Excess Finance Charge Collections               0.00                    0.00                   0.00


B. Series Allocations
         Amounts Due                                                                1998-2                  1998-3
                          Transferor's Percentage                                            10.27%                 10.27%
                          Principal Allocation Percentage                                    89.73%                 89.73%
                          Floating Allocation Percentage                                     89.73%                 89.73%
                          Class A Certificate Rate                                          6.6225%                6.6525%
                          Class B Certificate Rate                                          6.8325%                6.8825%
                          CIA Certificate Rate                                              7.3975%                7.4975%
                          CIA Secured Loan Spread Rate                                      7.1475%                7.2475%
                          Class D Certificate Rate                                          0.0000%                0.0000%
                          Class A Interest                                             3,011,030.00           3,024,670.00
                          Class B Interest                                               664,840.21             669,705.49
                          Collateral Monthly Interest                                    426,794.65             432,564.10
                          Class D Interest                                                     0.00                   0.00
                          Investor Monthly Interest                                    4,102,664.86           4,126,939.59
                          Investor Default Amount (Net of Recoveries)                  5,741,460.43           5,741,460.43
                          Interchange Collections                                        833,859.89             833,859.89
                          0.75% of Interchange                                           468,750.00             468,750.00
                          Servicer Interchange                                           468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                   1,250,000.00           1,250,000.00
                              Interchange Adjustment                                           0.00                   0.00
                              SFA Adjustment                                                   0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                    1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                             Total                  1998-2                  1998-3
         Beginning Invested Amount (Month)                 1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                               155,279,538.88           77,639,769.44          77,639,769.44
         Finance Charge Collections                           24,819,526.12           12,409,763.06          12,409,763.06
         Additional Amounts                                            0.00                    0.00                   0.00
         Investor Monthly Interest                             8,229,604.45            4,102,664.86           4,126,939.59
         Investor Default Amount                              11,482,920.87            5,741,460.43           5,741,460.43
         Monthly Servicing Fee                                 2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                     22,212,525.31           11,094,125.29          11,118,400.02
         Excess Before Reallocation                            2,607,000.81            1,315,637.77           1,291,363.04
         Redirection of Finance Charge Collections                                       -12,137.36              12,137.36
         Dollars of Excess Spread                              2,607,000.81            1,303,500.41           1,303,500.40
         Percentage Excess Spread                                     2.09%                   2.09%                  2.09%
         Redirected Finance Charge Collections                24,819,526.12           12,397,625.70          12,421,900.42

D. Trust Performance
         30-59 Days Delinquent                                                        30,901,292.46
         60-89 Days Delinquent                                                        20,052,045.05
         90+ Days Delinquent                                                          39,133,839.06
         Total 30+ Days Delinquent                                                    90,087,176.57

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer

         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                            Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                    15-May-00
Current Payment Date                                 15-Jun-00
Actual / 360 Days                                       31              31                 31                   31
30 / 360 Days                                           30              30                 30                   30
Fixed / Floating                                     Floating        Floating           Floating             Floating

                                                      Class A         Class B      Collateral Invested       Class D           Total
                                                                                         Amount
Certificate Rate                                         6.62250%        6.83250%        7.39750%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                           7.14750%
Initial Balance                                    528,000,000.00  113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount (Distribution)        528,000,000.00  113,000,000.00   67,000,000.00    41,424,335.44    749,424,335.44
Ending Outstanding Amount (Distribution)           528,000,000.00  113,000,000.00   67,000,000.00    41,102,813.66    749,102,813.66

Beginning Invested Amount (Distribution)           528,000,000.00  113,000,000.00   67,000,000.00    41,424,335.44    749,424,335.44
Ending Invested Amount (Distribution)              528,000,000.00  113,000,000.00   67,000,000.00    41,102,813.66    749,102,813.66

Beginning Adjusted Invested Amount (Distribution)  528,000,000.00  113,000,000.00   67,000,000.00    41,424,335.44    749,424,335.44
Ending Adjusted Invested Amount (Distribution)     528,000,000.00  113,000,000.00   67,000,000.00    41,102,813.66    749,102,813.66


Beginning Invested Amount (Month)                  528,000,000.00  113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount (Month)                     528,000,000.00  113,000,000.00   67,000,000.00    41,424,335.44    749,424,335.44

Beginning Adjusted Invested Amount (Month)         528,000,000.00  113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Month)            528,000,000.00  113,000,000.00   67,000,000.00    41,424,335.44    749,424,335.44

Principal Allocation Percentage                            70.40%          15.07%           8.93%            5.60%           100.00%
Floating Allocation Percentage                             70.40%          15.07%           8.93%            5.60%           100.00%
Principal Collections                               54,658,397.69   11,697,725.26    6,935,819.40     4,347,827.09     77,639,769.44
Redirected Finance Charge Collections                8,727,928.49    1,867,908.94    1,107,521.23       694,267.04     12,397,625.70
YSA Draw                                                                                                                        0.00
YSA Investment Proceeds                                                                                                         0.00
Redirected Finance Charge plus YSA Draw              8,727,928.49    1,867,908.94    1,107,521.23       694,267.04     12,397,625.70
Monthly Interest                                     3,011,030.00      664,840.21      426,794.65             0.00      4,102,664.86
Investor Default Amount (Net)                        4,041,988.14      865,046.71      512,903.80       321,521.78      5,741,460.43
Monthly Servicing Fee                                  880,000.00      188,333.33      111,666.67        70,000.00      1,250,000.00
Total Due                                            7,933,018.14    1,718,220.25    1,051,365.12       391,521.78     11,094,125.29

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                              12,397,625.70
Series Adjusted Portfolio Yield                                                                                               10.65%
Base Rate                                                                                                                      8.36%

                    Partners First Credit Card Master Trust
                            Series 1998-2

Series Parameters
          Revolving Period (Y/N)                                                                      Y
          Accumulation Period (Y/N)                                                                   N
          Early Amortization (Y/N)                                                                    N
          Controlled Accumulation Period                                                            6.00
          FNBA is Servicer                                                                            Y
          Paydown Excess CIA (Y/N)                                                                    Y
          Paydown Excess Class D (Y/N)                                                                Y
          Controlled Accumulation Amount                                                            106,833,333.33
          Controlled Deposit Amount                                                                 106,833,333.33
          Ending Controlled Deposit Amount Shortfalll                                                         0.00

Funding Accounts
          Beginning Principal Funding Account Balance                                                         0.00
          Principal Funding Account Deposit                                                                   0.00
          Principal Funding Account Withdrawal                                                                0.00
          Ending Principal Funding Account Balance                                                            0.00
          Principal Funding Investment Proceeds                                                               0.00

          Yield Supplement Account Beginning Balance                                                          0.00
          Yield Supplement Account Release                                                                    0.00
          Yield Supplement Account Ending Balance                                                             0.00

          Reserve Account Beginning Balance                                                                   0.00
          Required Reserve Account Amount                                                             3,205,000.00
          Available Reserve Account Amount                                                                    0.00
          Funds Deposited into Reserve Account                                                        1,625,022.19
          Ending Reserve Account Balance                                                              1,625,022.19
          Covered Amount                                                                                      0.00
          Reserve Draw Amount                                                                                 0.00

C. Certificate Balances and Distributions
                                                  Class A               Class B              CIA           Class D            Total
            Beginning Balance                528,000,000.00        113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
          Interest Distributions               3,011,030.00            664,840.21      426,794.65             0.00      4,102,664.86
                 PFA Deposits                          0.00                                                                     0.00
          Principal Distributions                      0.00                  0.00            0.00             0.00              0.00
          Total Distributions                  3,011,030.00            664,840.21      426,794.65             0.00      4,102,664.86
          Ending Certificate Balance         528,000,000.00        113,000,000.00   67,000,000.00    41,424,335.44    749,424,335.44
                  Pool Factor                       100.00%               100.00%         100.00%           98.63%
          Total Distribution Per $1,000              5.7027                5.8835          6.3701           0.0000
          Interest Distribution Per $1,000           5.7027                5.8835          6.3701           0.0000
          Principal Distribution Per $1,000          0.0000                0.0000          0.0000           0.0000

                    Partners First Credit Card Master Trust
                            Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

          1 Total amount of the distribution:                                                                       3,011,030.00
          2 Amount of the distribution in respect of Class A Monthly Interest:                                      3,011,030.00
          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                                  0.00
          4 Amount of the distribution in respect of Class A Additional Interest:                                           0.00
          5 Amount of the distribution in respect of Class A Principal:                                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

          1 Total amount of Class A Investor Charge-Offs:                                                                   0.00
          2 Amount of Class A Investor Charge-Offs                                                                          0.00
            per $1,000 original certificate principal amount:
          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                             0.00
          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                                    0.00
            per $1,000 original certificate principal amount:
          5 The amount, if any, by which the outstanding principal                                                          0.00
            balance of the Class A Certificate exceeds the Class A Invested
            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

          1 The total amount of the distribution:                                                                     664,840.21
          2 Amount of the distribution in respect of Class B monthly interest:                                        664,840.21
          3 Amount of the distribution in respect of Class B outstanding monthly interest:                                  0.00
          4 Amount of the distribution in respect of Class B additional interest:                                           0.00
          5 Amount of the distribution in respect of Class B principal:                                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

          1 The amount of reductions in Class B Invested Amount                                                             0.00
          2 The amount of reductions in the Class B Invested Amount set forth in                                            0.00
            paragraph 1 above, per $1,000 original certificate principal amount:
          3 The total amount reimbursed in respect of such reductions                                                       0.00
            in the Class B Invested Amount:
          4 The total amount set forth in paragraph 3 above, per $1,000                                                     0.00
            original certificate principal amount:
          5 The amount, if any, by which the outstanding principal balance                                                  0.00
             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                            Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

          1 Total amount distributed to the Collateral Interest Holder:                                   426,794.65
          2 Amount distributed in respect of Collateral Monthly Interest:                                 426,794.65
          3 Amount distributed in respect of Collateral Additional Interest:                                    0.00
          4 The amount distributed to the Collateral Interest Holder in respect                                 0.00
            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

          1 The amount of reductions in the Collateral Invested Amount.                                         0.00
          2 The total amount reimbursed in respect of such reductions in the                                    0.00
            Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
          1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                      12,397,625.70
          2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)       14,874,789.85
          3 Spread Account Requirement per Loan Agreement                                               7,550,236.01
          4 Finance Charge Shortfall                                                                   10,027,400.16
          5 Available for Other Excess Allocation Series                                                        0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                           Available                    Due             Paid             Shortfall
          1 Allocated Class A Available Funds              8,727,928.49
            a Reserve Account Release                              0.00
            b PFA Investment Earnings                              0.00
            c Class A Available Funds                      8,727,928.49

          2 Class A Available Funds                        8,727,928.49
            a Class A Monthly Interest                                             3,011,030.00     3,011,030.00              0.00
            b Class A Servicing Fee                                                  880,000.00       880,000.00              0.00
            c Class A Investor Default Amount                                      4,041,988.14     4,041,988.14              0.00
            d Class A Excess                                 794,910.35

          3 Class B Available Funds                        1,867,908.94
            a Class B Monthly Interest                                               664,840.21       664,840.21              0.00
            b Class B Servicing Fee                                                  188,333.33       188,333.33              0.00
            c Class B Excess                               1,014,735.40

          4 Collateral Available Funds                     1,107,521.23
            a Collateral Servicing Fee                                               111,666.67       111,666.67              0.00
            b Collateral Excess                              995,854.56

          5 Class D Available Funds                          694,267.04
            a Class D Servicing Fee                                                   70,000.00        70,000.00              0.00
            b Class D Excess                                 624,267.04

          6 Total Excess Spread                            3,429,767.35

                    Partners First Credit Card Master Trust
                            Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                       Available             Due              Paid        Shortfall
           1 Available Excess Spread                                   3,429,767.35
           2 Excess Fin Charge Coll                                            0.00
                  from Other Series
           3 Available Funds                                           3,429,767.35
           4 Class A Required Amount
             a Interest                                                                       0.00             0.00           0.00
             b Servicing Fee                                                                  0.00             0.00           0.00
             c Defaults                                                                       0.00             0.00           0.00
           5 Class A Charge Offs not Previously Reimbursed                                    0.00             0.00           0.00
          6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
             a Interest                                                                       0.00             0.00           0.00
             b Servicing Fee                                                                  0.00             0.00           0.00
          6b Class B Default Amount                                                     865,046.71       865,046.71           0.00
           7 Reductions in Class B not previously reimbursed                                  0.00             0.00           0.00
           8 Monthly Servicing Fee Shortfalls                                                 0.00             0.00           0.00
           9 Collateral Monthly Interest                                                426,794.65       426,794.65           0.00
          10 Collateral Default Amount                                                  512,903.80       512,903.80           0.00
          11 Reductions in CIA not previously reimbursed                                      0.00             0.00           0.00
          12 Reserve Account Deposit                                                  3,205,000.00     1,625,022.19   1,579,977.81
          13 Class D Monthly Interest                                                         0.00             0.00           0.00
          14 Class D Default Amount                                                     321,521.78             0.00     321,521.78
          15 Reductions in Class D not previously reimbursed                            575,664.56             0.00     575,664.56
          16 Other CIA Amounts Owed                                                   7,550,236.01             0.00   7,550,236.01
          17 Excess Fin Coll for Other Series                                                 0.00             0.00           0.00
          18 Excess Spread (after reallocation)                         -321,521.78
          19 Writedowns
                                                                       Total       Redirected Principal      Charge-Offs
                               a Class A                                               0.00                    0.00           0.00
                                 in respect of A                                                                              0.00
                               b Class B                                               0.00                    0.00           0.00
                                 in respect of A                                                                              0.00
                                 in respect of B                                                                              0.00
                               c CIA                                                   0.00                    0.00           0.00
                                 in respect of A                                                                              0.00
                                 in respect of B                                                                              0.00
                                 in respect of CIA                                                                            0.00
                               d Class D                                         321,521.78                    0.00     321,521.78
                                 in respect of A                                                                              0.00
                                 in respect of B                                                                              0.00
                                 in respect of CIA                                                                            0.00
                                 in respect of D                                                                        321,521.78

M. Application of Redirected Principal Collections
                                                                       Available         Due                   Paid       Shortfall
          1 Redirected Principal Collections                                   22,981,371.75
          2 Class A Required Amount
            a Interest                                                                     0.00             0.00              0.00
            b Servicing Fee                                                                0.00             0.00              0.00
            c Defaults                                                                     0.00             0.00              0.00
          3 Class B Required Amount
            a Interest                                                                     0.00             0.00              0.00
            b Servicing Fee                                                                0.00             0.00              0.00
            c Defaults                                                                     0.00             0.00              0.00
          4 Collateral Required Amount
            a Interest                                                                     0.00             0.00              0.00
            b Servicing Fee                                                                0.00             0.00              0.00
            c Defaults                                                                     0.00             0.00              0.00
          5 Available for Available Principal Collections                      22,981,371.75

N.  Principal Shortfall Amount/Shared Principal Collections
          1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections              77,639,769.44
          2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                      5,419,938.65
          3 Full amount required to be distributed pursuant to Section 4.5                                    0.00
          4 Principal required to fund the Required Amount per Section 4.8                                    0.00
          5 Principal Shortfall                                                                               0.00
          6 Available for Shared Principal Collections                                               83,059,708.09


                    Partners First Credit Card Master Trust
                            Series 1998-2


O. Available Principal Collections
          1 Available Principal Collections (per the definition thereof)                               83,059,708.09
          2 Principal Collections allocation to other Principal Sharing Series                                  0.00
          3 Available Principal Collections (after Sharing)                                            83,059,708.09

P. Application of Principal Collections during Revolving Period

          1 Available Principal Collections                                                            83,059,708.09

          2 Collateral Invested Amount                                                                 67,000,000.00
          3 Required Collateral Invested Amount                                                        67,000,000.00
          4 Amount used to pay Excess CIA                                                                       0.00

          5 Available Principal Collections                                                            83,059,708.09
          6 Class D                                                                                    41,424,335.44
          7 Required Class D                                                                           42,000,000.00
          8 Amount used to pay Excess Class D                                                                   0.00

Q. Application of Principal Collections during the Accumulation Period

           1 Available Principal Collections                                                                     0.00
           2 Controlled Deposit Amount                                                                           0.00
           3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                       641,000,000.00
           4 Principal Funding Account Deposit (minimum of items 3 & 4 above)                                    0.00
           5 Required Enhancement Amount                                                                 $108,619,908

           6 Remaining Principal Collections Available                                                           0.00
           7 Remaining Collateral Invested Amount                                                       67,000,000.00
           8 Collateral Monthly Principal (Principal paid to CIA)  (minimum of items a & b below)                0.00
                               a Excess of CIA and Class D over Required Enhancement Amount                      0.00
                               b Excess of Available Principal Collections over PFA deposit                      0.00

           9 Remaining Principal Collections Available                                                           0.00
          10 Remaining Class D Amount                                                                   41,102,813.66
          11 Principal Paid to Class D                                                                           0.00


                    Partners First Credit Card Master Trust
                            Series 1998-2


R. Application of Principal Collections during Early Amortization Period

          1 Available Principal Collections                                                                     0.00
                              a Remaining Class A Adjusted Invested Amount                            528,000,000.00
                              b Principal Paid to Class A - Current Period's Collections                        0.00
                              c Principal Paid to Class A - PFA per 5.1                                         0.00
                              d Total Principal Paid to Class A                                                 0.00

          2 Remaining Principal Collections Available                                                           0.00
                              a Remaining Class B Adjusted Invested Amount                            113,000,000.00
                              b Principal Paid to Class B - Current Period's Collections                        0.00
                              c Principal Paid to Class B - PFA per 5.1                                         0.00
                              d Total Principal Paid to Class B                                                 0.00

          3 Remaining Principal Collections Available                                                           0.00
                              a Remaining Collateral Invested Amount                                   67,000,000.00
                              b Principal Paid to CIA                                                           0.00

          4 Remaining Principal Collections Available                                                           0.00
                              a Remaining Class D Amount                                               41,102,813.66
                              b Principal Paid to Class D                                                       0.00

S. Yield and Base Rate

          1 Base Rate
                              a Current Monthly Period                                                         8.36%
                              b Prior Monthly Period                                                           7.98%
                              c Second Prior Monthly Period                                                    7.86%

            Three Month Average Base Rate                                                                                  8.07%

          2 Series Adjusted Portfolio Yield
                              a Current Monthly Period                                                        10.65%
                              b Prior Monthly Period                                                           6.66%
                              c Second Prior Monthly Period                                                   11.82%

            Three Month Average Series Adjusted Portfolio Yield                                                            9.71%

          3 Excess Spread
                              a Current Monthly Period                                                         2.29%
                              b Prior Monthly Period                                                          -1.32%
                              c Second Prior Monthly Period                                                    3.96%

            Three Month Average Excess Spread                                                                              1.64%

                    Partners First Credit Card Master Trust
                            Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                  15-May-00
Current Payment Date                               15-Jun-00
Actual / 360 Days                                      31                    31                31               31
30 / 360 Days                                          30                    30                30               30
Fixed / Floating                                    Floating            Floating          Floating           Floating

                                                    Class A              Class B     Collateral Invested     Class D       Total
                                                                                           Amount
Certificate Rate                                          6.65250%         6.88250%        7.49750%        0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                             7.24750%
Initial Balance                                     528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)         528,000,000.00   113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44
Ending Outstanding Amount (Distribution)            528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00

Beginning Invested Amount (Distribution)            528,000,000.00   113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44
Ending Invested Amount (Distribution)               528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Beginning Adjusted Invested Amount (Distribution)   528,000,000.00   113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44
Ending Adjusted Invested Amount (Distribution)      528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)                   528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Invested Amount (Month)                      528,000,000.00   113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44

Beginning Adjusted Invested Amount (Month)          528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)             528,000,000.00   113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44

Principal Allocation Percentage                             70.40%           15.07%           8.93%          5.60%          100.00%
Floating Allocation Percentage                              70.40%           15.07%           8.93%          5.60%          100.00%
Principal Collections                                54,658,397.69    11,697,725.26    6,935,819.40   4,347,827.09    77,639,769.44
Redirected Finance Charge Collections                 8,745,017.90     1,871,566.33    1,109,689.77     695,626.42    12,421,900.42
YSA Draw                                                                                                                       0.00
YSA Investment Proceeds                                                                                                        0.00
Redirected Finance Charge plus YSA Draw               8,745,017.90     1,871,566.33    1,109,689.77     695,626.42    12,421,900.42
Monthly Interest                                      3,024,670.00       669,705.49      432,564.10           0.00     4,126,939.59

Investor Default Amount (Net)                         4,041,988.14       865,046.71      512,903.80     321,521.78     5,741,460.43
Monthly Servicing Fee                                   880,000.00       188,333.33      111,666.67      70,000.00     1,250,000.00
Total Due                                             7,946,658.14     1,723,085.53    1,057,134.56     391,521.78    11,118,400.02

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             12,421,900.42
Series Adjusted Portfolio Yield                                                                                              10.69%
Base Rate                                                                                                                     8.40%



                    Partners First Credit Card Master Trust
                            Series 1998-3


Series Parameters
                   Revolving Period (Y/N)                                                                        Y
                   Accumulation Period (Y/N)                                                                     N
                   Early Amortization (Y/N)                                                                      N
                   Controlled Accumulation Period                                                              12.00
                   FNBA is Servicer                                                                              Y
                   Paydown Excess CIA (Y/N)                                                                      Y
                   Paydown Excess Class D (Y/N)                                                                  Y
                   Controlled Accumulation Amount                                                                53,416,666.67
                   Controlled Deposit Amount                                                                     53,416,666.67
                   Ending Controlled Deposit Amount Shortfalll                                                            0.00

Funding Accounts
                   Beginning Principal Funding Account Balance                                                            0.00
                   Principal Funding Account Deposit                                                                      0.00
                   Principal Funding Account Withdrawal                                                                   0.00
                   Ending Principal Funding Account Balance                                                               0.00
                   Principal Funding Investment Proceeds                                                                  0.00

                   Yield Supplement Account Beginning Balance                                                             0.00
                   Yield Supplement Account Release                                                                       0.00
                   Yield Supplement Account Ending Balance                                                                0.00

                   Reserve Account Beginning Balance                                                                      0.00
                   Required Reserve Account Amount                                                                        0.00
                   Available Reserve Account Amount                                                                       0.00
                   Funds Deposited into Reserve Account                                                                   0.00
                   Ending Reserve Account Balance                                                                         0.00
                   Covered Amount                                                                                         0.00
                   Reserve Draw Amount                                                                                    0.00

C. Certificate Balances and Distrubutions
                                           Class A             Class B                CIA                Class D            Total
                       Beginning Balance    528,000,000.00      113,000,000.00      67,000,000.00    42,000,000.00   750,000,000.00
                  Interest Distributions      3,024,670.00          669,705.49         432,564.10             0.00     4,126,939.59
                            PFA Deposits              0.00                                                                     0.00
                 Principal Distributions              0.00                0.00               0.00             0.00             0.00
                     Total Distributions      3,024,670.00          669,705.49         432,564.10             0.00     4,126,939.59
              Ending Certificate Balance    528,000,000.00      113,000,000.00      67,000,000.00    41,424,335.44   749,424,335.44
                             Pool Factor           100.00%             100.00%            100.00%           98.63%
           Total Distribution Per $1,000           5.7285               5.9266             6.4562           0.0000
        Interest Distribution Per $1,000           5.7285               5.9266             6.4562           0.0000
       Principal Distribution Per $1,000           0.0000               0.0000             0.0000           0.0000


                    Partners First Credit Card Master Trust
                            Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                         3,024,670.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                        3,024,670.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                    0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                             0.00
                       5 Amount of the distribution in respect of Class A Principal:                                       0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                     0.00
                       2 Amount of Class A Investor Charge-Offs                                                            0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                               0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                      0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                            0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                       669,705.49
                       2 Amount of the distribution in respect of Class B monthly interest:                          669,705.49
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                    0.00
                       4 Amount of the distribution in respect of Class B additional interest:                             0.00
                       5 Amount of the distribution in respect of Class B principal:                                       0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                               0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                              0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                         0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                       0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                    0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:



                    Partners First Credit Card Master Trust
                            Series 1998-3



H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                1 Total amount distributed to the Collateral Interest Holder:                                      432,564.10
                2 Amount distributed in respect of Collateral Monthly Interest:                                    432,564.10
                3 Amount distributed in respect of Collateral Additional Interest:                                       0.00
                4 The amount distributed to the Collateral Interest Holder in respect                                    0.00
                  of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                1 The amount of reductions in the Collateral Invested Amount.                                            0.00
                2 The total amount reimbursed in respect of such reductions in the                                       0.00
                  Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                         12,421,900.42
                2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)          11,694,064.58
                3 Spread Account Requirement per Loan Agreement                                                  4,010,236.01
                4 Finance Charge Shortfall                                                                       3,282,400.17
                5 Available for Other Excess Allocation Series                                                           0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                             Available               Due                 Paid          Shortfall
                 1 Allocated Class A Available Funds          8,745,017.90
                   a Reserve Account Release                          0.00
                   b PFA Investment Earnings                          0.00
                   c Class A Available Funds                  8,745,017.90

                 2 Class A Available Funds                    8,745,017.90
                   a Class A Monthly Interest                                      3,024,670.00     3,024,670.00             0.00
                   b Class A Servicing Fee                                           880,000.00       880,000.00             0.00
                   c Class A Investor Default Amount                               4,041,988.14     4,041,988.14             0.00
                   d Class A Excess                             798,359.75

                 3 Class B Available Funds                    1,871,566.33
                   a Class B Monthly Interest                                        669,705.49       669,705.49             0.00
                   b Class B Servicing Fee                                           188,333.33       188,333.33             0.00
                   c Class B Excess                           1,013,527.51

                 4 Collateral Available Funds                 1,109,689.77
                   a Collateral Servicing Fee                                        111,666.67       111,666.67             0.00
                   b Collateral Excess                          998,023.10

                 5 Class D Available Funds                      695,626.42
                   a Class D Servicing Fee                                            70,000.00        70,000.00             0.00
                   b Class D Excess                             625,626.42

                 6 Total Excess Spread                        3,435,536.79


                    Partners First Credit Card Master Trust
                            Series 1998-3


L. Application of Excess Spread and Excess Finance Charge Collections
                                                                            Available         Due             Paid      Shortfall
                 1 Available Excess Spread                                    3,435,536.79
                 2 Excess Fin Charge Coll                                             0.00
                        from Other Series
                 3 Available Funds                                            3,435,536.79
                 4 Class A Required Amount
                   a Interest                                                                       0.00         0.00          0.00
                   b Servicing Fee                                                                  0.00         0.00          0.00
                   c Defaults                                                                       0.00         0.00          0.00
                 5 Class A Charge Offs not Previously Reimbursed                                    0.00         0.00          0.00
                6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                   a Interest                                                                       0.00         0.00          0.00
                   b Servicing Fee                                                                  0.00         0.00          0.00
                6b Class B Default Amount                                                     865,046.71   865,046.71          0.00
                 7 Reductions in Class B not previously reimbursed                                  0.00         0.00          0.00
                 8 Monthly Servicing Fee Shortfalls                                                 0.00         0.00          0.00
                 9 Collateral Monthly Interest                                                432,564.10   432,564.10          0.00
                10 Collateral Default Amount                                                  512,903.80   512,903.80          0.00
                11 Reductions in CIA not previously reimbursed                                      0.00         0.00          0.00
                12 Reserve Account Deposit                                                          0.00         0.00          0.00
                13 Class D Monthly Interest                                                         0.00         0.00          0.00
                14 Class D Default Amount                                                     321,521.78   321,521.78          0.00
                15 Reductions in Class D not previously reimbursed                            575,664.56   575,664.56          0.00
                16 Other CIA Amounts Owed                                                   4,010,236.01   727,835.84  3,282,400.17
                17 Excess Fin Coll for Other Series                                                 0.00         0.00          0.00
                18 Excess Spread (after reallocation)                           727,835.84
                19 Writedowns
                                                                      Total               Redirected Principal       Charge-Offs
                                    a Class A                              0.00                      0.00             0.00
                                      in respect of A                                                                 0.00
                                    b Class B                              0.00                      0.00             0.00
                                      in respect of A                                                                 0.00
                                      in respect of B                                                                 0.00
                                    c CIA                                  0.00                      0.00             0.00
                                      in respect of A                                                                 0.00
                                      in respect of B                                                                 0.00
                                      in respect of CIA                                                               0.00
                                    d Class D                              0.00                      0.00             0.00
                                      in respect of A                                                                 0.00
                                      in respect of B                                                                 0.00
                                      in respect of CIA                                                               0.00
                                      in respect of D                                                                 0.00

M. Application of Redirected Principal Collections
                                                                       Available             Due               Paid     Shortfall
                  1 Redirected Principal Collections                     22,981,371.75
                  2 Class A Required Amount
                    a Interest                                                               0.00             0.00             0.00
                    b Servicing Fee                                                          0.00             0.00             0.00
                    c Defaults                                                               0.00             0.00             0.00
                  3 Class B Required Amount
                    a Interest                                                               0.00             0.00             0.00
                    b Servicing Fee                                                          0.00             0.00             0.00
                    c Defaults                                                               0.00             0.00             0.00
                  4 Collateral Required Amount
                    a Interest                                                               0.00             0.00             0.00
                    b Servicing Fee                                                          0.00             0.00             0.00
                    c Defaults                                                               0.00             0.00             0.00
                  5 Available for Available Principal Collections        22,981,371.75

N.  Principal Shortfall Amount/Shared Principal Collections
                       1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections    77,639,769.44
                       2 Other amounts treated as Principal Collections per Section 4.5 & 4.7            6,317,124.99
                       3 Full amount required to be distributed pursuant to Section 4.5                          0.00
                       4 Principal required to fund the Required Amount per Section 4.8                          0.00
                       5 Principal Shortfall                                                                     0.00
                       6 Available for Shared Principal Collections                                     83,956,894.43



                    Partners First Credit Card Master Trust
                            Series 1998-3


O. Available Principal Collections
                  1 Available Principal Collections (per the definition thereof)                                  83,956,894.43
                  2 Principal Collections allocation to other Principal Sharing Series                                     0.00
                  3 Available Principal Collections (after Sharing)                                               83,956,894.43

P. Application of Principal Collections during Revolving Period

                  1 Available Principal Collections                                                               83,956,894.43

                  2 Collateral Invested Amount                                                                    67,000,000.00
                  3 Required Collateral Invested Amount                                                           67,000,000.00
                  4 Amount used to pay Excess CIA                                                                          0.00

                  5 Available Principal Collections                                                               83,956,894.43
                  6 Class D                                                                                       41,424,335.44
                  7 Required Class D                                                                              42,000,000.00
                  8 Amount used to pay Excess Class D                                                                      0.00

Q. Application of Principal Collections during the Accumulation Period

                  1 Available Principal Collections                                                                        0.00
                  2 Controlled Deposit Amount                                                                              0.00
                  3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                          641,000,000.00
                  4 Principal Funding Account Deposit (minimum of items 3 & 4 above)                                       0.00
                  5 Required Enhancement Amount                                                                    $108,750,000

                  6 Remaining Principal Collections Available                                                              0.00
                  7 Remaining Collateral Invested Amount                                                          67,000,000.00
                  8 Collateral Monthly Principal (Principal paid to CIA)  (minimum of items a & b below)                   0.00
                                        a Excess of CIA and Class D over Required Enhancement Amount                       0.00
                                        b Excess of Available Principal Collections over PFA deposit                       0.00

                  9 Remaining Principal Collections Available                                                              0.00
                 10 Remaining Class D Amount                                                                      41,424,335.44
                 11 Principal Paid to Class D                                                                              0.00



                    Partners First Credit Card Master Trust
                            Series 1998-3




R. Application of Principal Collections during Early Amortization Period

              1 Available Principal Collections                                                              0.00
                                    a Remaining Class A Adjusted Invested Amount                   528,000,000.00
                                    b Principal Paid to Class A - Current Period's Collections               0.00
                                    c Principal Paid to Class A - PFA per 5.1                                0.00
                                    d Total Principal Paid to Class A                                        0.00

              2 Remaining Principal Collections Available                                                    0.00
                                    a Remaining Class B Adjusted Invested Amount                   113,000,000.00
                                    b Principal Paid to Class B - Current Period's Collections               0.00
                                    c Principal Paid to Class B - PFA per 5.1                                0.00
                                    d Total Principal Paid to Class B                                        0.00

              3 Remaining Principal Collections Available                                                    0.00
                                    a Remaining Collateral Invested Amount                          67,000,000.00
                                    b Principal Paid to CIA                                                  0.00

              4 Remaining Principal Collections Available                                                    0.00
                                    a Remaining Class D Amount                                      42,000,000.00
                                    b Principal Paid to Class D                                              0.00

S. Yield and Base Rate

              1 Base Rate
                                    a Current Monthly Period                                                8.40%
                                    b Prior Monthly Period                                                  8.02%
                                    c Second Prior Monthly Period                                           7.90%

                Three Month Average Base Rate                                                                                8.10%

              2 Series Adjusted Portfolio Yield
                                    a Current Monthly Period                                               10.69%
                                    b Prior Monthly Period                                                  6.70%
                                    c Second Prior Monthly Period                                          11.86%

                Three Month Average Series Adjusted Portfolio Yield                                                          9.75%

              3 Excess Spread
                                    a Current Monthly Period                                                2.29%
                                    b Prior Monthly Period                                                 -1.32%
                                    c Second Prior Monthly Period                                           3.96%

                Three Month Average Excess Spread                                                                            1.64%

